Deferred income tax assets and liabilities (Unrecognised deferred income tax assets in respect of certain deductible temporary differences and accumulated tax losses) (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred income tax assets and liabilities [abstract]
Deductible temporary differences	¥ 9,832,527	¥ 5,324,572
Unused tax losses	10,504,590	9,581,856
Total	¥ 20,337,117	¥ 14,906,428